As filed with the Securities and Exchange Commission on January 26, 2009

Securities Act Registration No. 333-124430

Investment Company Act File No. 811-21761

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.    20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 12	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 13	☒

KEELEY FUNDS, INC.

(Registrant)

401 South LaSalle Street

Suite 1201

Chicago, Illinois 60605

Telephone number:  (312) 786-5050

John L. Keeley, Jr.	Alan Goldberg
Keeley Asset Management Corp.	Bell, Boyd & Lloyd LLP
401 South LaSalle Street, Suite 1201	70 West Madison Street, Suite 3100
Chicago, Illinois 60605	Chicago, Illinois 60602-4207

(Agents for service)

Amending Parts A, B and C, and filing exhibits

Approximate date of proposed public offering:  As soon as practical after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to rule 485(b)

☒ on January 31, 2009 pursuant to rule 485(b)

☐ 60 days after filing pursuant to rule 485(a)(1)

☐ on                          pursuant to rule 485(a)(1)

☐ 75 days after filing pursuant to rule 485(a)(2)

☐ on                          pursuant to rule 485(a)(2)

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

KEELEY SMALL CAP VALUE FUND

KSCVX - KSCIX

KEELEY SMALL-MID CAP VALUE FUND

KSMVX - KSMIX

KEELEY MID CAP VALUE FUND

KMCVX - KMCIX

KEELEY ALL CAP VALUE FUND

KACVX - KACIX

PROSPECTUS

JANUARY 31, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEELEY SMALL CAP VALUE FUND

KEELEY SMALL-MID CAP VALUE FUND

KEELEY MID CAP VALUE FUND

KEELEY ALL CAP VALUE FUND

TABLE OF CONTENTS

The Funds	1

Investment Objectives	1

Principal Investment Strategies and Policies	1

Main Risks	3

Performance	4

Expenses	10

Portfolio Holdings	12

Management	12

Your Investment	14

How Shares are Priced	14

How to Buy, Sell and Exchange Shares	16

Frequent Purchases and Redemptions of Fund Shares	23

Distributions and Taxes	24

Shareholder Privileges	25

Financial Highlights	27

Privacy Statement	32

To Learn More About the Funds	33

THE FUNDS

KEELEY SMALL CAP VALUE FUNDS

KEELEY SMALL-MID CAP VALUE FUND

KEELEY MID CAP VALUE FUND

KEELEY ALL CAP VALUE FUND

INVESTMENT OBJECTIVES

The KEELEY Small Cap Value Fund ("Small Cap Value Fund"), KEELEY Small-Mid Cap Value Fund ("Small-Mid Cap Value Fund"), KEELEY Mid Cap Value Fund ("Mid Cap Value Fund") and KEELEY All Cap Value Fund ("All Cap Value Fund") (each a "Fund" and collectively the "Funds") each seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

Small Cap Value Fund

The Small Cap Value Fund intends to pursue its investment objectives by investing in companies with a small market capitalization, which we currently define as $3.5 billion or less. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small market capitalization. As long as an investment continues to meet the Fund's other criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund's assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund intends to pursue its investment objective by investing in companies with small and mid-size market capitalizations, which we currently define as $7.5 billion or less. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small and mid-size market cap companies. As long as an investment continues to meet the Fund's other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level. If less than 80% of the Fund's assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with small and mid-size market capitalization until the 80% threshold is restored.

Mid Cap Value Fund

The Mid Cap Value Fund intends to pursue its investment objective by investing in companies with a mid-size market capitalization, which we currently define as between $2.5 billion and $10 billion. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of mid-size market capitalization. As long as an investment continues to meet the Fund's other criteria, the Fund may choose to hold such securities even if the company grows beyond the $10 billion capitalization level. If less than 80% of the Fund's assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

All Cap Value Fund

The All Cap Value Fund intends to pursue its investment objective by investing in stock and other equity securities (including preferred stock, convertible debt securities and warrants). The Fund has no restrictions as to the size of the companies in which it invests. The Fund may invest in what normally are considered small-cap stocks, mid-cap stocks and large-cap stocks. The Fund may concentrate its investments in one of those categories, two of them or all of them, and may change the allocation from time to time.

Investment Principles and Strategies for the Funds

We focus our attention on particular kinds of undervalued stocks, and attempt to concentrate on identifying companies going through major changes (corporate restructuring), including:

•  corporate spin-offs (tax-free distributions of a parent company's division to shareholders);

•  financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

•  companies selling at or below actual or perceived book value;

•  savings and loan and insurance conversions; and

•  distressed utilities.

Current dividend or interest income is not a factor for the Funds when choosing securities. Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

•  equities with positive cash flow;

•  low market capitalization-to-revenue ratio;

•  desirable EBITDA (earnings before interest, taxes, depreciation and amortization);

•  motivated management; and

•  little attention from Wall Street.

Research sources include company documents, subscription research services, select broker/dealers and direct company contact.

It is our intention typically to hold securities for more than two years to allow the corporate restructuring process to yield results. But, we may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The Funds' investment strategies and policies are not fundamental and may be changed without shareholder approval. For more about the Funds' investment strategies and policies, please see the Funds' Statement of Additional Information ("SAI").

The Funds may be suitable for the more aggressive section of an investor's portfolio. The Funds are designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in any of the Funds should not be considered a complete investment program.

MAIN RISKS

Risks applicable to each Fund

•  The Funds are subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

•  Loss of money is a risk of investing in any of the Funds.

•  Other than company-specific risks, the factor most likely to impact each Fund's performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

•  Investing in companies emerging from bankruptcy presents special risks. Although companies emerging from bankruptcy usually have improved balance sheets resulting from their restructure, they often are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Often, if the company does not meet its plan, it has few, if any, alternatives. In addition, such companies must overcome the negative perceptions resulting from a previous bankruptcy. Generally, companies going through corporate restructuring are more likely than others to remain undervalued.

•  Investing in small and mid-cap securities presents more risk than investing in large-cap or more established company securities. Small and mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. The focus on corporate restructures means these securities are more likely than others to remain undervalued.

Temporary Defensive Positions

During adverse economic, market or other conditions, a Fund may take temporary defensive positions such as investing up to 100% of its assets in securities, including cash and cash equivalents that would not ordinarily be consistent with its investment objective. A Fund may not achieve its investment objective when so invested.

PERFORMANCE

Small Cap Value Fund

The following performance information indicates some of the risks of investing in the Small Cap Value Fund. The bar chart below shows how the Small Cap Value Fund's total return has varied from year to year. The table compares its performance with that of both the Russell 2000® Index, an unmanaged index made up of smaller capitalization issues, and the S&P 500® Index, a broad market-weighted index dominated by blue-chip stocks. While the information shown in the bar chart and the table give you some idea of the risks involved in investing in the Small Cap Value Fund, please remember that past performance (before and after taxes) does not guarantee future results.

KSCVX1

Year-by-year total return as of 12/31 each year (%)

1  The information provided in the bar chart prior to January 1, 2008 represents the performance of KEELEY Small Cap Value Fund, Inc., the predecessor to the Class A Shares of the Small Cap Value Fund. Performance information for the Fund's Class I Shares is not shown and the performance of that class will be different from the Fund's Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2003	20.18%	Q4 2008	(32.34)%

The bar chart and Best and Worst quarters shown above do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/08 FOR THE SMALL CAP VALUE FUND*	1 Yr	5 Yrs	10 Yrs	Since Inception[1]
Return before taxes
Class A	(42.88)%	2.47%	6.97%	10.26%
Class I	(40.03)%	N/A	N/A	(40.03)%
Return after taxes on distributions**
Class A	(42.88)%	2.27%	6.49%	9.76%
Return after taxes on distributions and sale of fund shares**
Class A	(27.87)%	2.17%	5.99%	9.12%
Russell 2000® Index †
Class A	(33.79)%	(0.93)%	3.02%	5.97%
Class I	(33.79)%	N/A	N/A	(33.79)%
S&P 500® Index †
Class A	(37.00)%	(2.19)%	(1.38)%	6.47%
Class I	(37.00)%	N/A	N/A	(37.00)%

1  Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.

*  This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

†  Reflects no deduction for fees, expenses and taxes.

Small-Mid Cap Value Fund

The following performance information indicates some of the risks of investing in the Small-Mid Cap Value Fund. The bar chart below shows how the Small-Mid Cap Value Fund's total return has varied from year to year. The table compares the Small-Mid Cap Value Fund's performance with that of the Russell 2500® Index. While the information shown in the bar chart and the table give you some idea of the risks involved in investing in the Small-Mid Cap Value Fund, please remember that past performance (before and after taxes) does not guarantee future results.

KSMVX1

Year-by-year total return as of 12/31 each year (%)

1  The information in the bar chart represents the performance of the Fund's Class A Shares. Performance information for the Fund's Class I Shares is not shown and the performance of that class will be different from the Fund's Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2008	13.07%	Q4 2008	(34.60)%

The bar chart and Best and Worst quarters shown above do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/08 FOR THE SMALL-MID CAP VALUE FUND*	1 Yr	Since Inception[1]
Return before taxes
Class A	(49.04)%	(34.32)%
Class I	(46.45)%	(31.89)%
Return after taxes on distributions**
Class A	(49.04)%	(34.32)%
Return after taxes on distributions and sale of fund shares**
Class A	(31.88)%	(28.79)%
Russell 2500® Index †
Class A	(31.99)%	(24.70)%
Class I	(31.99)%	(24.70)%

1  Inception date is August 15, 2007.

*  This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

†  Reflects no deduction for fees, expenses and taxes.

Mid Cap Value Fund

The following performance information indicates some of the risks of investing in the Mid Cap Value Fund. The bar chart below shows how the Mid Cap Value Fund's total return has varied from year to year. The table compares the Mid Cap Value Fund's performance with that of both the Russell Midcap Value Total Return® Index, and the S&P Midcap 400® Index. While the information shown in the bar chart and the table give you some idea of the risks involved in investing in the Mid Cap Value Fund, please remember that past performance (before and after taxes) doesn't guarantee future results.

KMCVX1

Year-by-year total return as of 12/31 each year (%)

1  The information in the bar chart represents the performance of the Fund's Class A Shares. Performance information for the Fund's Class I Shares is not shown and the performance of that class will be different from the Fund's Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2007	12.93%	Q4 2008	(33.59)%

The bar chart and Best and Worst quarters shown above do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/08 FOR THE MID CAP VALUE FUND*	1 Yr	Since Inception[1]
Return before taxes
Class A	(53.46)%	(11.54)%
Class I	(51.13)%	(51.13)%
Return after taxes on distributions**
Class A	(53.46)%	(11.54)%
Return after taxes on distributions and sale of fund shares**
Class A	(34.75)%	(9.57)%
Russell Midcap Value Total Return® Index †
Class A	(38.44)%	(8.23)%
Class I	(38.44)%	(38.44)%
S&P Midcap 400® Index †
Class A	(36.23)%	(6.75)%
Class I	(36.23)%	(36.23)%

1  Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.

*  This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

†  Reflects no deduction for fees, expenses and taxes.

All Cap Value Fund

The following performance information indicates some of the risks of investing in the All Cap Value Fund. The bar chart below shows the All Cap Value Fund's total return in its first full calendar year of operations. The table compares the All Cap Value Fund's performance with that of the Russell 3000 Value® Index. While the information shown in the bar chart and the table give you some idea of the risks involved in investing in the All Cap Value Fund, please remember that past performance (before and after taxes) doesn't guarantee future results.

KACVX1

Year-by-year total return as of 12/31 each year (%)

1  The information in the bar chart represents the performance of the Fund's Class A Shares. Performance information for the Fund's Class I Shares is not shown and the performance of that class will be different from the Fund's Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2007	11.74%	Q4 2008	(33.20)%

The bar chart and Best and Worst quarters shown above do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/08 FOR THE ALL CAP VALUE FUND*	1 Yr	Since Inception[1]
Return before taxes
Class A	(50.86)%	(15.28)%
Class I	(48.39)%	(48.39)%
Return after taxes on distributions**
Class A	(50.86)%	(15.28)%
Return after taxes on distributions and sale of fund shares**
Class A	(33.06)%	(12.72)%
Russell 3000 Value® Index †
Class A	(36.25)%	(10.49)%
Class I	(36.25)%	(36.25)%

1  Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.

*  This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

†  Reflects no deduction for fees, expenses and taxes.

EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds. Keep in mind that future expenses may be higher or lower than those shown.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	KSCVX	KSCIX	KSMVX	KSMIX	KMCVX	KMCIX	KACVX	KACIX
Maximum Sales Load on Purchases (as a percentage of offering price) (a)	4.50%	None	4.50%	None	4.50%	None	4.50%	None
Maximum Sales Load on Reinvested Dividends (as a percentage of offering price) (b)	None	None	None	None	None	None	None	None
Maximum Deferred Sales Load	None	None	None	None	None	None	None	None
Redemption Fees	None	None	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF AVERAGE NET ASSETS)	KSCVX	KSCIX	KSMVX	KSMIX	KMCVX	KMCIX	KACVX	KACIX
Management Fees	0.93%	0.93%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%	0.25%	0.00%	0.25%	0.00%	0.25%	0.00%
Other Expenses (c)	0.18%	0.18%	0.77%	0.77%	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.36%	1.11%	2.02%	1.77%	1.51%	1.26%	1.51%	1.26%
Fee Waiver/Expense Reimbursement (d)	N/A	N/A	0.63%	0.63%	0.12%	0.12%	0.12%	0.12%
Net Annual Operating Expenses	1.36%	1.11%	1.39%	1.14%	1.39%	1.14%	1.39%	1.14%

(a)  Sales charges are reduced for purchases of $50,000 or more. See "How Shares Are Priced."

(b)  The Funds' Transfer Agent charges a fee of $15 for each wire redemption and $5 for each telephone exchange. At the discretion of the Adviser or Transfer Agent, those fees may be waived.

(c)  Effective October 1, 2008, "Other Expenses" includes shareholder servicing fees payable in an amount not to exceed 0.05% of each Fund's total net assets. For the purpose of the Expense Table, the fee is being calculated as if it had been in effect during the prior fiscal year.

(d)  The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Small-Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for each Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waivers are in effect through September 30, 2010.

Example

This example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. It does not represent each Fund's actual expenses and returns, either past or future. This example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

This example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated;

•  you redeem all your shares at the end of those periods;

•  your investment has a 5% return each year;

•  you reinvest your dividends and distributions; and

•  the Fund's operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund
Class A	$582	$861	$1,161	$2,011
Class I	$113	$353	$612	$1,352
Small-Mid Cap Value Fund
Class A	$585	$997	$1,434	$2,644
Class I	$116	$496	$900	$2,032
Mid Cap Value Fund
Class A	$585	$894	$1,226	$2,161
Class I	$116	$388	$680	$1,512
All Cap Value Fund
Class A	$585	$894	$1,226	$2,161
Class I	$116	$388	$680	$1,512

PORTFOLIO HOLDINGS

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI and on the Funds' website at www.keeleyfunds.com.

MANAGEMENT

Investment Adviser and Portfolio Manager — The investment adviser for the Funds is Keeley Asset Management Corp. (the "Adviser"), 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The Adviser supervises, administers and continuously reviews each Fund's investment program, following policies set by the Funds' Board of Directors. As of December 31, 2008, the Adviser had approximately $6.1 billion in assets under management.

John L. Keeley, Jr. has been President and primary investment manager for the Adviser since its incorporation in 1981. He is the Portfolio Manager for the Funds and is primarily responsible for day-to-day management of each of the Funds. The SAI provides additional information about Mr. Keeley's compensation, other accounts that he manages, and his ownership of securities in the Funds.

Small Cap Value Fund

The Adviser has provided investment advisory services to the Fund since its inception on December 31, 2007, and to its predecessor KEELEY Small Cap Value Fund, Inc., prior thereto, since its inception on October 1, 1993. Both the Class A Shares and Class I Shares of the Small Cap Value Fund pay the

Adviser a monthly fee at the following annual rates: 1.00% of the first $1 billion of average daily net assets; 0.90% for net assets greater than $1 billion but less than $6 billion; 0.80% for net assets greater than $6 billion but less than $8 billion; 0.70% for net assets greater than $8 billion but less than $10 billion; and 0.60% for net assets greater than $10 billion.

Small-Mid Cap Value, Mid Cap Value and All Cap Value Funds

The Adviser has provided investment advisory services to these Funds since their inceptions. Both the Class A Shares and the Class I Shares of these Funds pay the Adviser a monthly fee at an annual rate of 1.00% of the first $350 million of average daily net assets, 0.90% of the next $350 million of average daily net assets and 0.80% of average daily net assets over $700 million.

The Adviser has agreed to waive its management fee or reimburse each Fund for expenses, including organizational expenses, until September 30, 2010, so that the total operating expenses (on an annual basis) do not exceed 1.39% of the average daily net assets for Class A Shares and 1.14% of the average daily net assets for Class I Shares of each of these Funds. These limitations exclude taxes, interest charges, litigation and other extraordinary expenses, and brokerage commissions and other charges from buying and selling Fund securities. After that date, the Adviser may voluntarily continue to waive a portion of its management fee or reimburse either the Class A Shares or the Class I Shares for expenses, but it will not be obligated to do so. Any waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement, as amended, to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. The Adviser, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed. Fee and expense waivers and reimbursements have the effect of lowering the overall expense ratio for a Fund and increase its overall return to investors.

A discussion of the factors considered by the Board in renewing each Fund's investment advisory contract with the Adviser will be included in the Funds' semi-annual report for the period ending March 31, 2009.

Other Service Providers

Administrator — U.S. Bancorp Fund Services, LLC performs administrative services for the Funds, including handling required tax returns and various filings, monitoring the Funds' expenses and compliance issues and other generally administrative matters.

Distributor and Shareholder Servicing Agent — Keeley Investment Corp., member of FINRA/SIPC, is the distributor and the shareholder servicing agent of the Funds.

Custodian, Transfer Agent, and Accounting Services — U.S. Bank, N.A. provides for the safekeeping of the Funds' assets. U.S. Bancorp Fund Services, LLC maintains shareholder records, disburses dividends and other distributions, performs fund accounting and performs administrative services on behalf of the Funds.

YOUR INVESTMENT

HOW SHARES ARE PRICED

The public offering price of each of the Funds' shares is the net asset value (the value of one share in a Fund), plus a sales charge based on the amount of your purchase.

Net asset value — Net asset value ("NAV") is calculated by dividing a Fund's total assets, minus any liabilities, by the number of shares outstanding. The NAV is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time) every day the NYSE is open.

The NAV calculated on a given day will be used for all buy or sell orders received since the preceding computation.

The method for determining the value of a Fund's assets is as follows:

•  A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it was not traded during the day, at the most recent bid price. Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they are valued at closing over-the-counter bid prices.

•  If a security is traded on more than one exchange, it is valued at the last sale price on the exchange where it is principally traded.

•  Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

•  Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

Fair Valued Securities

•  Securities for which market quotations are not readily available and securities for which the Funds have reason to believe the market quote should not be relied upon are valued in accordance with procedures approved by the Funds' Board of Directors. Since most of the Funds' securities are traded on U.S. exchanges, the Funds do not expect that there would be many times when a fair value determination would be required. Although market price is usually the best indicator of value, if there is very little trading in a security, the Funds may determine that the reported market price is not an accurate reflection of the security's value and should not be relied upon. Other times when a Fund would make a fair value determination would be when trading in a security held by the Fund is halted and not resumed prior to the end of the market close, or if exchanges were required to close before the anticipated end of the trading day. In such cases, the Fund's value for a security may be different from most recent quoted market values, which could affect net asset value and result in a purchaser paying a higher or lower price to purchase Fund shares, and a redeeming shareholder receiving less or more than such shareholder would have received, if market quotations had been available and had been used to establish value.

Sales charge — The chart below shows how the sales charge varies with the amount of your purchase for Class A Shares of each Fund.

	Sales Charge as a Percentage of
Single Transaction Amount	Offering Price	Net Amount Invested	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 - less than $100,000	4.00%	4.17%	3.50%
$100,000 - less than $250,000	3.00%	3.09%	2.50%
$250,000 - less than $500,000	2.50%	2.56%	2.00%
$500,000 and over	1.00%	1.01%	0.50%

Various individuals and organizations who meet a Fund's requirements may buy Class A Shares at NAV — that is, without the sales charge. Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, and certain tax-exempt entities. For more information, please see the Funds' SAI. Please confirm with the Distributor whether you qualify to purchase Class A Shares at NAV.

All Class I Shares are available at NAV. You may be eligible to buy Class I Shares. Please see "Buying Shares" under "How to Buy, Sell and Exchange Shares" and refer to the SAI for further details.

The Funds provide free of charge, through their Website at www.keeleyfunds.com, and in a clear and prominent format, information regarding who is eligible for reduced sales loads or waivers of the sales load, and what information must be provided to qualify. The site includes a hyperlink to that information.

See also "Right of Accumulation" and "Letter of Intent" under "Shareholder Privileges."

Distribution Plan (12b-1)

Each Fund's Class A Shares has adopted a plan under Rule 12b-1 that allows each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of a Fund's average net assets (calculated on a daily basis). Because these fees are paid out of assets of each Fund's Class A Shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor or the Adviser may make cash payments, which are referred to as revenue share payments, to dealer firms as incentives to sell a Fund's shares, to promote retention of their dealer firms' customers' assets in the Funds and to reimburse dealer firms for distribution and other expenses. These payments are in addition to any sales load and 12b-1 fees that the dealer firms may receive from each of the Class A Shares of the Funds or the Distributor. Revenue share payments would come from the Distributor or Adviser's own resources and not from the Funds, will not change the price of a Fund's shares and will not reduce the amount of proceeds which a Fund receives from the sale of shares. However, the Distributor or Adviser may be reimbursed for some or all of such payments from the 12b-1 fees paid by a Fund to the Distributor. The amount of such payments could be significant to a dealer firm. The Distributor or the Adviser will determine, in their own judgment, whether to make revenue share payments to any dealer firm.

HOW TO BUY, SELL AND EXCHANGE SHARES

Buying Shares

In addition to the fact the Class I Shares do not have a sales load, Class A Shares and Class I Shares of the Funds have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Please see the SAI for further details.

You can buy a Fund's shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers. Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. If you invest through a third party, policies and fees may differ from those described here. If you are investing through a third party, you should read any program materials they may provide to you before you invest through them.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. An investment in the Funds may cause adverse tax consequences for shareholders residing outside the U.S.

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are a non-individual (such as a corporation, partnership or trust), you must supply your legal name, the address of principal place of business, office or other physical location, taxpayer identification number, and documents that evidence existence of the entity. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application.

In response to new Federal Trade Commission regulations related to the prevention of identity theft, the Funds adopted a "Red Flags" policy to monitor and take action with respect to patterns, practices, or specific activities that indicate the possible existence of identity theft, and the Funds conduct their operations in a manner that is consistent with industry practice in that regard. The Transfer Agent implements the Red Flags policy by monitoring for red flags in the opening of Fund accounts and activity with respect to existing accounts.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. Each Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

The minimum initial investment for the Class A Shares of the Funds is $2,500, and the minimum for additional investments in each Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A accounts.

Class I Shares are sold at net asset value per share without a sales charge directly to institutional investors. They may include banks, insurance companies, pension or profit sharing trusts, investment companies and other investors at the discretion of the Distributor. Also, Class I Shares are available to investors other than institutional investors who invest amounts equal to or exceeding the minimum amount of investment for Class I Shares. The minimum initial investment for Class I Shares of the Funds is $1.0 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Your order will be processed at the next calculated appropriate price after a Fund receives your order in proper form. Each Fund may enter into arrangements with third parties, including broker/dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis. In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing. Payment should be made in U.S. dollars drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to the "KEELEY Small Cap Value Fund," "KEELEY Small-Mid Cap Value Fund," "KEELEY Mid Cap Value Fund" or "KEELEY All Cap Value Fund." The Funds will not accept payment in cash, including cashier's checks or money orders, in amounts of less than $10,000. Also, to prevent fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

If your check is returned for any reason, you will be charged a $25 fee as well as for any loss incurred by the Funds.

While the Funds do not issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

EACH FUND RESERVES THE RIGHT TO REJECT ANY
PURCHASE ORDER IF THE FUND BELIEVES THAT IT IS IN
THE FUND'S BEST INTEREST TO DO SO.

By wire transfer

Opening an account

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent at 1-888-933-5391 to make arrangements with a telephone service representative to submit your completed Application via mail, overnight delivery, or facsimile. Upon receipt of your Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

•  Have your bank wire the amount you want to invest to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
ABA #: 075000022
Credit U.S. Bancorp Fund Services, LLC
  Account #: 112-952-137
Further credit: KEELEY [Fund name here]
Shareholder name and account number

Wired funds must be received prior to 4:00 p.m. EST to be eligible for same day pricing. Neither the Funds nor U.S. Bank, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Adding to your account

For the Class A Shares of the Funds, you can add to your account anytime in investments of $50 or more. For the Class I Shares of the Funds, you can add to your account anytime in investments of $10,000 or more. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. Prior to sending your wire, please call the Transfer Agent at 1-888-933-5391 to advise them of your intention to wire funds to your account. This will ensure prompt and accurate credit.

By mail

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent of the Funds.

Opening an account

•  Write a check for the amount you want to invest, payable to [Fund name here].

•  Mail your payment with a completed purchase application (included with this prospectus) to:

KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery, use this address: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Selling Shares

You can redeem your shares in any of the Funds at anytime by mail or telephone for shares you hold directly at the Fund.

Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

If your account is with the Distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

Otherwise, you may sell your shares:

By mail

Send the transfer agent a written redemption request in proper order, including:

•  your account name and number

•  the number of shares or dollar amount to be redeemed

•  the signature of each registered owner, exactly as the shares are registered with signature(s) guaranteed, if applicable

•  documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact

Mail to: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery, use this address: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Signature guarantees — If you request a direct redemption of more than $25,000, or you want the proceeds payable or sent to any person, address, or bank not on the account, or the request comes within 15 days of an address change, we require signature guarantees. Signature guarantees are also required when changing account ownership, and when establishing or modifying certain services on an account. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. These guarantees may seem inconvenient, but they are intended to protect you against fraud. A notary public is not acceptable. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it is not.

Eligible guarantors include qualified:

•  Banks, credit unions and savings associations

•  Broker/dealers

•  National securities exchanges

•  Registered securities associations

•  Clearing agencies

By phone

To redeem shares of up to $25,000 by phone, call the Transfer Agent at 1-888-933-5391. The Funds follow procedures to confirm that telephone instructions are genuine and send payment only to the address of record or the designated bank account. The Funds are not liable for following telephone instructions reasonably believed to be genuine. Once a telephone transaction has been placed, it cannot be canceled or modified.

If you do not want telephone transaction privileges, check the box on the purchase application.

Payment — When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

When you sell your shares of any Fund, it is a taxable event for federal tax purposes. You may realize a capital gain or loss. You may want to check with your tax adviser.

The Funds will send payment for shares redeemed within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent. You may request to have a check sent to your address of record, have proceeds wired to your bank account of record, or send funds via electronic funds transfer through the Automated Clearing House ("ACH") network to a pre-designated account. The Transfer Agent charges a $15 wire fee. There is no charge when proceeds are sent via the ACH system but credit may not be available for 2-3 days.

The Funds will not send redemption proceeds until checks for the purchase of the shares have cleared — up to 15 days.

We may suspend redemptions if the New York Stock Exchange closes or for other emergencies. Please see the Funds' SAI for details.

Small accounts — If (i) the value of your account for investments in Class A Shares falls below $250, or (ii) the value of your account for investments in Class I Shares falls below $500,000, we reserve the right to redeem your shares and send you the proceeds. Currently, however, each Fund's practice is to maintain small accounts instead of closing them out. In the event that there is a change in this policy, you will receive advance notice.

Exchanging Shares

You may exchange some or all of your Fund shares between identically registered accounts of the other Funds or for shares in First American Prime Obligations Fund (the "Prime Obligations Fund"). The minimum exchange amount for exchanges between the Funds is $250. The minimum exchange amount for exchanges between any of the Funds and shares in the Prime Obligation Fund is outlined in the Prime Obligation Fund's prospectus. For exchange purposes, you may exchange shares of a Fund for shares of another Fund, however, you may only exchange Class A Shares for Class I Shares if you meet the $1.0 million investment minimum for Class I Shares. You may also exchange both Class A and Class I Shares of the Funds for Class A Shares of the Prime Obligations Fund.

Prior to making such an exchange, you should obtain and carefully read the Prime Obligations Fund's prospectus. To obtain the Prime Obligations Fund's prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-248-6314 for Class A Shares of the Funds or 1-888-933-5391 for Class I Shares of the Funds. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or Adviser of an investment in the Prime Obligations Fund and may be changed or canceled by the Funds at any time upon 60 days' notice. The Prime Obligations Fund is not affiliated with the Funds or the Adviser; however, an affiliate of the Transfer Agent and Distributor advises the Prime Obligations Fund. In addition, the Prime Obligations Fund's distributor is entitled to receive a fee from the Class A Shares of the Prime Obligations Fund for distribution services at the annual rate of 0.25% of the average daily net asset value of the shares in connection with these exchanges.

There is a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts. The Funds consider two exchanges between any of the Funds, or between any of the Funds and the Prime Obligations Fund for more than $250,000 within a five business day period to be market timing, and will bar the account holder from making additional purchases in the Funds. See "Frequent Purchases and Redemptions of Fund Shares."

A Fund's shares will be redeemed at the next determined NAV after your request is received, and Prime Obligations Fund or different Fund shares will be purchased at the per share NAV next determined at or after redemption.

You also can move your exchanged shares, plus any Prime Obligations Fund or other Funds' shares purchased with reinvested dividends, back into a Fund with no sales charge (as long as your investment remained continuously in the Prime Obligations Fund or the Funds between withdrawal and reinvestment). However, if you originally invested in Class A Shares and have exchanged into Prime Obligations Fund shares, you may not then move into Class I Shares unless you meet the investment minimum of those shares.

Your exchange is subject to the terms of the Prime Obligations Fund or any of the Funds. Ask us for a copy of their prospectuses and read them carefully before investing.

Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Funds follow procedures to confirm that telephone instructions are genuine. We aren't liable for following telephone instructions reasonably believed to be genuine.

An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

The Funds reserve the right to change or eliminate the exchange privilege. If the Funds change that privilege, you will receive advance notice.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Directors has adopted policies and procedures to discourage frequent trading in the Funds' shares (often called market timing). The Funds believe that their sales charge (at a maximum of 4.50%) coupled with a maximum of four exchanges per year makes it difficult for a purchaser to utilize the Funds for market timing. Although the Funds do not believe they are subject to the risks of market timing (such as utilizing pricing differentials), frequent trading disrupts the investment strategies of the Funds because it requires the

Funds to maintain excess cash or to liquidate investments before they otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency. The Funds' procedures provide that the Funds will not enter into any agreements or "understandings" with anyone that specifically permit frequent trading. The Funds will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares.

Although the Funds make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account (although there can be no assurance that the Funds would do so). The Funds' ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon the systems' capabilities, applicable contractual restrictions, and cooperation of those intermediaries. The Funds consider any purchase and redemption of more than $250,000 in any five day business period by the same account holder (in the case of omnibus accounts, the ultimate beneficiary of a sub-account) to fall within its definition of market timing; however, the Funds reserve the right to restrict purchasers, on a case by case basis, who trade less than that amount or make purchases and sales separated by more than five business days.

There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

DISTRIBUTIONS AND TAXES

Distributions

The Funds distribute their net investment income and realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional shares (of the same class, as applicable) unless you write the Transfer Agent to request otherwise. There is no sales charge on reinvestments.

If your mailed distribution check cannot be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, the Funds reserve the right to reinvest the distribution amount at the current NAV at the time of such investment until you give us other instructions.

Taxes

The Funds may make distributions taxable to you as either ordinary income or capital gains. The rate you pay on capital gains distributions will depend on how long the Funds have held the securities, not on how long you as a shareholder have owned your Fund shares. You will receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are taxable as capital gains.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and sale price of the shares you sell, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction. An exchange of Fund shares for shares of any other fund will be treated as a sale of the Fund's shares and is subject to the same tax consequences. Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders if they have not provided their correct taxpayer identification number.

It is important that you consult with your tax adviser on the federal, state and local tax consequences of investing in the Funds that are unique to your tax situation.

SHAREHOLDER PRIVILEGES

Right of Accumulation (ROA) — You may combine your new purchase with the value of any other class of shares for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases of Class A Shares. The applicable sales charge for the new purchase is based on the total of your current purchase plus the value (based on offering price) of all other shares you own. In addition to the shares of the Funds that you own, you may also combine the value of the Fund shares owned by your spouse for sales charge reductions. To receive a reduced sales charge based on the accumulated value of such accounts, you must notify the Funds in writing at the time of purchase.

Letter of Intent (LOI) — By signing a LOI you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date in that class. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.50% of the amount of the LOI will be held in escrow during the 13-month period following your initial purchase of Fund shares. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish a LOI with a Fund, you can aggregate your accounts as well as the accounts of your spouse. However, you will not be allowed to aggregate investments in different share classes of the Funds. You will need to provide written instructions with respect to all other accounts whose purchases should be considered in fulfillment of the LOI.

Automatic Investment Plan (AIP) — You may buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Class A Shares of each Fund. The minimum to open an AIP account is $2,500. The Distributor may waive the minimum to open certain AIP accounts. There is no service fee for this option. To establish the AIP, complete the AIP section on the purchase application or, after your account is established, complete an AIP application (available from each Fund). Under the AIP, you may make regular monthly investments of $50 or more in a Fund directly from your checking or savings account. In order to participate, your financial institution must be a member of the Automated Clearing House (ACH) network. We are unable to debit mutual fund or pass through accounts. If your payment is rejected by the bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an AIP should be submitted to the Transfer Agent five days prior to the effective date.

THE FUNDS RESERVE THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS NOTICE.

INDIVIDUAL RETIREMENT ACCOUNTS

The Funds offer a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-888-933-5391.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five (5) years (or, if shorter, for the period of a Fund's operations). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information on the financial performance of the Funds for each of the years or the periods ending September 30 has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

SMALL CAP VALUE FUND

	Year Ended September 30
	2008		2007(2)	2006(2)	2005(2)	2004(2)
CLASS A - PER SHARE DATA(1)
Net asset value, beginning of period	$28.95		$23.29	$21.73	$16.98	$12.44
Income from investment operations:
Net investment loss	(0.08)		(0.13)	(0.07)	(0.06)	(0.06)
Net realized and unrealized gains/(loss) on investments	(4.08)		5.79	2.04	5.41	4.60
Net increase from payments by affiliates	0.01		—	—	—	—
Total from investment operations	(4.16)		5.66	1.97	5.35	4.54
Less distributions:
Tax return capital	—	(3)	—	—	—	—
Net realized gains	(0.67)		— (3)	(0.41)	(0.60)	—
Net asset value, end of period	$24.13		$28.95	$23.29	$21.73	$16.98
Total return(4)	(14.64)%		24.30%	8.25%	32.37%	36.45%
Supplemental data and ratios:
Net assets, end of period (in 000's)	$6,225,831		$5,591,785	$2,753,840	$850,184	$206,976
Ratio of expenses to average net assets	1.33%		1.33%	1.39%	1.52%	1.64%
Ratio of net investment loss to average net assets	(0.35)%		(0.58)%	(0.47)%	(0.50)%	(0.57)%
Portfolio turnover rate	17.27%		29.60%	17.58%	22.93%	29.63%
CLASS I(5) - PER SHARE DATA(6)
Net asset value, beginning of period	$27.28		N/A	N/A	N/A	N/A
Income from investment operations:
Net investment income	0.02		N/A	N/A	N/A	N/A
Net realized and unrealized loss on investments	(3.13)		N/A	N/A	N/A	N/A
Net increase from payments by affiliates	0.01		—	—	—	—
Total from investment operations	(3.11)		N/A	N/A	N/A	N/A
Less distributions:
Net realized gains	—		N/A	N/A	N/A	N/A
Net asset value, end of period	$24.18		N/A	N/A	N/A	N/A
Total return	(11.40	)%(7)	N/A	N/A	N/A	N/A
Supplemental data and ratios:
Net assets, end of period (in 000's)	$244,147		N/A	N/A	N/A	N/A
Ratio of expenses to average net assets	1.12	%(8)	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets	0.21	%(8)	N/A	N/A	N/A	N/A
Portfolio turnover rate	17.27	%(7)	N/A	N/A	N/A	N/A

(1)  Per share data is for a share outstanding throughout the period. On July 10, 2006, the Board of Directors declared a 2 for 1 stock split. As a result of the split, each share was converted to two shares on that date. Per share data for the past five years is for a share outstanding throughout the period reflecting the impact of the stock split.

(2)  This is the performance of KEELEY Small Cap Value Fund, Inc., the predecessor to Small Cap Value Fund.

(3)  Amount calculated is less than $0.005 per share.

(4)  The total return calculation does not reflect the sales load imposed on the purchase of shares.

(5)  The Fund's Class I Shares, which do not have a sales load, were not offered prior to December 31, 2007.

(6)  Per share data is for a share outstanding throughout this period.

(7)  Not annualized.

(8)  Annualized.

SMALL-MID CAP VALUE FUND

	Year Ended September 30, 2008		Period from August 15, 2007 (Commencement of Operations) to September 30, 2007
CLASS A - PER SHARE DATA(1)
Net asset value, beginning of period	$10.94		$10.00
Income from investment operations:
Net investment income/(loss)	—	(2)	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.97)		0.95
Total from investment operations	(1.97)		0.94
Less distributions:
Net investment loss	(0.01)		—
Net asset value, end of period	$8.96		$10.94
Total return(3)	(18.01)%		9.40	%(4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$14,096		$3,685
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.97	%(5)	11.79	%(6)
After reimbursement of expenses by Adviser	1.40	%(5)	1.39	%(6)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(0.85)%		(10.88	)%(6)
After reimbursement of expenses by Adviser	(0.28)%		(0.49	)%(6)
Portfolio turnover rate	10.57%		0.91	%(4)
CLASS I - PER SHARE DATA(1)
Net asset value, beginning of period	$10.95		$10.00
Income from investment operations:
Net investment income	0.02		0.00	(2)
Net realized and unrealized gain/(loss) on investments	(1.97)		0.95
Total from investment operations	(1.95)		0.95
Less distributions:
Net investment income	(0.02)		—
Net asset value, end of period	$8.98		$10.95
Total return	(17.84)%		9.50	%(4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$3,767		$1,095
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.75	%(5)	10.97	%(6)
After reimbursement of expenses by Adviser	1.15	%(5)	1.14	%(6)
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.56)%		(10.01	)%(6)
After reimbursement of expenses by Adviser	0.05%		(0.18	)%(6)
Portfolio turnover rate	10.57%		0.91	%(4)

(1)  Per share data is for a share outstanding throughout the period.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement. The before expense reimbursement and after expense reimbursement ratios excluding interest expense for Class A shares were 1.96% and 1.39%, respectively, and for Class I shares were 1.75% and 1.14%, respectively, for the year ended September 30, 2008.

(6)  Annualized.

MID CAP VALUE FUND

	Year Ended September 30,					August 15, 2005 (Commencement of Operations) to
	2008		2007		2006	September 30, 2005
CLASS A - PER SHARE DATA(1)
Net asset value, beginning of period	$14.14		$10.60		$10.43	$10.00
Income from investment operations:
Net investment loss	(0.02)		(0.05)		(0.08)	(0.01)
Net realized and unrealized gains/(loss) on investments	(3.70)		3.59		0.25	0.44
Total from investment operations	(3.72)		3.54		0.17	0.43
Net asset value, end of period	$10.42		$14.14		$10.60	$10.43
Total return(2)	(26.31)%		33.40%		1.63%	4.30	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$108,954		$108,572		$54,513	$11,469
Ratio of expenses to average net assets:
Before reimbursement of expenses by Adviser	1.46	%(4)	1.47	%(5)	2.27%	9.87	%(6)
After reimbursement of expenses by Adviser	1.40	%(4)	1.46	%(5)	1.94%	2.00	%(6)
Ratio of net investment loss to average net assets:
Before reimbursement of expenses by Adviser	(0.24)%		(0.49)%		(1.42)%	(9.19	)%(6)
After reimbursement of expenses by Adviser	(0.18)%		(0.48)%		(1.10)%	(1.32	)%(6)
Portfolio turnover rate	28.96%		57.71%		63.76%	0.00	%(3)
CLASS I(7) - PER SHARE DATA(1)
Net asset value, beginning of period	$14.20		N/A		N/A	N/A
Income from investment operations:
Net investment loss	—	(8)	N/A		N/A	N/A
Net realized and unrealized loss on investments	(3.75)		N/A		N/A	N/A
Total from investment operations	(3.75)		N/A		N/A	N/A
Net asset value, end of period	$10.45		N/A		N/A	N/A
Total return	(26.41	)(3)	N/A		N/A	N/A
Supplemental data and ratios:
Net assets, end of period (in 000's)	$6,252		N/A		N/A	N/A
Ratio of expenses to average net assets:
Before reimbursement of expenses by Adviser	1.25	%(4)(6)	N/A		N/A	N/A
After reimbursement of expenses by Adviser	1.16	%(4)(6)	N/A		N/A	N/A
Ratio of net investment loss to average net assets:
Before reimbursement of expenses by Adviser	(0.14	)%(4)	N/A		N/A	N/A
After reimbursement of expenses by Adviser	(0.06	)%(4)	N/A		N/A	N/A
Portfolio turnover rate	28.96	%(3)	N/A		N/A	N/A

(1)  Per share data is for a share outstanding throughout the period.

(2)  The total return calculation does not reflect the sales load imposed on the purchase of shares.

(3)  Not annualized.

(4)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement. The before expense reimbursement and after expense reimbursement ratios excluding interest expense for Class A shares were 1.45% and 1.39%, respectively, and for Class I shares were 1.23% and 1.14%, respectively, for the year ended September 30, 2008.

(5)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement. The before expense reimbursement and after expense reimbursement ratios, excluding interest expense were 1.46% and 1.45%, respectively, for the year ended September 30, 2007.

(6)  Annualized.

(7)  The Fund's Class I Shares, which do not have a sales load, were not offered prior to December 31, 2007.

(8)  Amount calculated is less than $0.005 per share.

ALL CAP VALUE FUND

	Year Ended September 30,				June 14, 2006 (Commencement of Operations) to
	2008		2007		September 30, 2006
CLASS A - PER SHARE DATA(1)
Net asset value, beginning of period	$13.20		$9.93		$10.00
Income from investment operations:
Net investment loss	(0.01)		(0.04)		(0.01)
Net realized and unrealized gain/(loss) on investments	(2.92)		3.31		(0.06)
Total from investment operations	(2.93)		3.27		(0.07)
Less distributions:
Tax return of capital	—		—	(2)	—
Net asset value, end of period	$10.27		$13.20		$9.93
Total return(3)	(22.20)%		32.97%		(0.70	)%(4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$85,733		$76,990		$14,928
Ratio of expenses to average net assets:
Before reimbursement of expenses by Adviser	1.46	%(5)	1.61	%(6)	3.97	%(7)
After reimbursement of expenses by Adviser	1.39	%(5)	1.49	%(6)	1.72	%(7)
Ratio of net investment loss to average net assets:
Before reimbursement of expenses by Adviser	(0.18)%		(0.70)%		(2.82	)%(7)
After reimbursement of expenses by Adviser	(0.12)%		(0.58)%		(0.57	)%(7)
Portfolio turnover rate	27.71%		45.71%		25.66	%(4)
CLASS I(8) - PER SHARE DATA(1)
Net asset value, beginning of period	$13.33		N/A		N/A
Income from investment operations:
Net investment income	0.01		N/A		N/A
Net realized and unrealized loss on investments	(3.05)		N/A		N/A
Total from investment operations	(3.04)		N/A		N/A
Net asset value, end of period	$10.29		N/A		N/A
Total return	(22.81	)%(4)	N/A		N/A
Supplemental data and ratios:
Net assets, end of period (in 000's)	$17,501		N/A		N/A
Ratio of expenses to average net assets:
Before reimbursement of expenses by Adviser	1.22	%(5)(7)	N/A		N/A
After reimbursement of expenses by Adviser	1.15	%(5)(7)	N/A		N/A
Ratio of net investment income to average net assets:
Before reimbursement of expenses by Adviser	0.01	%(7)	N/A		N/A
After reimbursement of expenses by Adviser	0.06	%(7)	N/A		N/A
Portfolio turnover rate	27.71	%(4)	N/A		N/A

(1)  Per share data is for a share outstanding throughout the period.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement. The before expense reimbursement and after expense reimbursement ratios excluding interest expense for Class A shares were 1.46% and 1.39%, respectively, and for Class I shares were 1.21% and 1.14%, respectively, for the year ended September 30, 2008.

(6)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement. The before expense reimbursement and after expense reimbursement ratios, excluding interest expense were 1.60% and 1.48%, respectively, for the year ended September 30, 2007.

(7)  Annualized.

(8)  The Fund's Class I Shares, which do not have a sales load, were not offered prior to December 31, 2007.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds' privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•  Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•  Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds.

The Funds restrict access to your nonpublic information to those persons who require such information to provide products or services to you, by maintaining physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Funds may mail only one copy of the Funds' prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-933-5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

TO LEARN MORE ABOUT THE FUNDS

Ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The Funds' SAI includes additional information about each Fund. The Funds' SAI is incorporated by reference and is, therefore, legally a part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORT. Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports. The Funds' annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a copy of the Funds' SAI and annual/semi-annual reports without charge or to request other information about each Fund:

BY TELEPHONE
Call Toll Free 1-888-933-5391

BY MAIL
Write to:
KEELEY [Fund name here]
401 South LaSalle Street, Suite 1201
Chicago, IL 60605

BY E-MAIL
Send your request to info@keeleyfunds.com

View online or download the Funds' prospectus
and application and the SAI at the
KEELEY Website: www.keeleyfunds.com

You can review and copy information about the Funds, (including the SAI) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Commission's Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about each Fund also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2009

KEELEY FUNDS, INC.

KEELEY Small Cap Value Fund	401 SOUTH LASALLE STREET
Class A Shares	CHICAGO, ILLINOIS 60605
Class I Shares	312-786-5050
888-933-5391
KEELEY Small-Mid Cap Value Fund
Class A Shares
Class I Shares

KEELEY Mid Cap Value Fund
Class A Shares
Class I Shares

KEELEY All Cap Value Fund
Class A Shares
Class I Shares

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the current Prospectus of KEELEY Small Cap Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, and KEELEY All Cap Value Fund (the “Funds” or the “Fund”) dated January 31, 2009, and any additional supplements thereto.

A copy of the Prospectus and the Annual Report to Shareholders may be obtained free of charge from the Funds at the address and telephone number listed above.

Audited financial statements, which are contained in the Funds’ Annual Report dated September 30, 2008, are incorporated by reference into this SAI.

1

TABLE OF CONTENTS

INTRODUCTION	3

GENERAL INFORMATION AND HISTORY	3

INVESTMENT OBJECTIVE AND STRATEGIES	3

INVESTMENT POLICIES AND RISK CONSIDERATIONS	5

INVESTMENT RESTRICTIONS	7

PORTFOLIO TURNOVER	9

DISCLOSURE OF PORTFOLIO HOLDINGS	9

MANAGEMENT OF THE FUNDS	10

INVESTMENT ADVISER	14

PORTFOLIO MANAGER	15

ADMINISTRATION SERVICES	16

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	16

NET ASSET VALUE	17

PURCHASES AND REDEMPTION OF SHARES	18

SALES AT NET ASSET VALUE	18

EXCHANGE PRIVILEGE	18

TAXATION	19

DISTRIBUTION OF SHARES	23

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS	24

PORTFOLIO TRANSACTIONS AND BROKERAGE	25

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	28

PROXY VOTING	28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

ADDITIONAL INFORMATION	30

2

INTRODUCTION

This Statement of Additional Information (“SAI”) contains further discussion of the Funds’ securities and investment techniques that are described in the Prospectus. The information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Funds’ securities and investment techniques. Captions and defined terms in the SAI generally correspond to those captions and terms as defined in the Prospectus.

This SAI does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the SAI at any time shall not imply that there has been no change in the affairs of the Funds since the date hereof.

GENERAL INFORMATION AND HISTORY

The KEELEY Small Cap Value Fund (“Small Cap Value Fund”), the KEELEY Small-Mid Cap Value Fund (“Small-Mid Cap Value Fund”), the KEELEY Mid Cap Value Fund (“Mid Cap Value Fund”), and the KEELEY All Cap Value Fund (“All Cap Value Fund”) each are a diversified series of Keeley Funds, Inc. (the “Corporation”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Corporation was incorporated in Maryland on April 6, 2005 and commenced operations on August 15, 2005.  KEELEY Small Cap Value Fund, Inc., the predecessor to Small Cap Value Fund, was incorporated in Maryland on May 17, 1993, registered under the 1940 Act on July 27, 1993 and commenced operations on October 1, 1993.  On December 31, 2007, KEELEY Small Cap Value Fund, Inc. was reorganized into a newly created series of the Corporation designated KEELEY Small Cap Value Fund.

Each Fund offers two share classes: Class A Shares and Class I Shares. In addition to the fact that Class I Shares do not have a sales load, Class A Shares and Class I Shares have different expenses and other characteristics, allowing investors to choose the class that best suits their needs. All shares of the Funds have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each Fund is to seek capital appreciation. The Board of Directors of the Corporation may not change the Fund’s investment objective without shareholder approval.

KEELEY Small Cap Value Fund

The Small Cap Value Fund seeks to achieve this objective by investing primarily in companies that have a relatively small market capitalization, $3.5 billion or less at time of each investment. The Fund has adopted a policy, which is not a fundamental policy, that under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes that policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize five basic categories. The first category is corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fifth category is distressed utilities. Keeley Asset Management Corp. (the “Adviser”) believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

3

KEELEY Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small and a mid-size market capitalization of $7.5 billion or less. The Fund has adopted a non-fundamental policy that under normal market conditions, it will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes this policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize five basic categories. The first category is corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The Fund purchases shares of these companies after their conversion to a stock company has been completed. The fifth category is distressed utilities. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

KEELEY Mid Cap Value Fund

The Mid Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a mid-size market capitalization, between $2.5 billion and $10 billion. The Fund has adopted a non-fundamental policy that under normal market conditions, it will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies, including preferred stock, convertible debt securities and warrants. If the Fund changes this policy, it will give shareholders at least 60 days notice of the change. Within this group of companies, the Fund will emphasize five basic categories. The first category is corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fifth category is distressed utilities. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. The Fund purchases shares of these companies only after their conversion to a stock company has been completed. Current dividend or interest income is not a factor when choosing securities.

KEELEY All Cap Value Fund

The All Cap Value Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities, including preferred stock, convertible debt securities and warrants. The Fund will emphasize five basic categories. The first category is corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fifth category is distressed utilities. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

4

INVESTMENT POLICIES AND RISK CONSIDERATIONS

EQUITY SECURITIES

Each of the Funds invests in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives the Funds the right to vote on measures affecting the company’s organization and operations.  The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential.  However, stock prices may decline over short or even extended periods.  Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.  As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more.  The Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Funds’ investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses.  Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Funds invest in stocks of issuers with smaller market capitalization, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

Funds may invest in debt securities of corporate and governmental issuers that are “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa)) assigned by Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”).

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions.  In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

WARRANTS

The Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time.  Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

5

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers. The Funds do not consider ADRs and securities traded on a U.S. exchange to be foreign.

Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.  To the extent positions in portfolio securities are denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, involve certain risk considerations not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less publicly available information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements. Although each Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS

Each Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with predecessors, have been in operation for less than three years. The Adviser believes that investing in securities of unseasoned issuers may provide opportunities for long-term capital growth.  Because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources, the risks of investing in such securities are greater than with common stock of more established companies.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities for which there is no ready market (“illiquid securities”), including, but not limited to, those securities that are not readily marketable either because they are restricted securities. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of each Fund’s investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund’s portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the securities lending agent and may pay administrative and custodial fees in connection with these loans.

6

In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned.  Loans are subject to termination at any time by the lending Fund or the borrower. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

The Funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Corporation’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while a Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. A Fund could experience losses as a result of a diminution in value of its cash collateral investment.

RECENT MARKET EVENTS

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling.  Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduction in the availability of, and/or the prohibitively high cost of credit may adversely affect many issuers worldwide.  This potential increase in an issuer’s cost of funds may result in less money being available to fund continuing operations and prospective growth opportunities.  These events and possible continuing market turbulence may have an adverse effect on the Funds.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment limitations.

All the Funds have adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

1.

With respect to 75% of the Fund’s net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2.	With respect to 75% of the Fund’s net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

3.

The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

4.	The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

5.

The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

6.	The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund’s investment restrictions.

7.

The Fund will not concentrate its investments by investing 25% or more of the value of the Fund’s total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

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8.

The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

9.

The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

10.	The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund’s other investment restrictions.

In addition to the fundamental restrictions listed above, all the Funds have adopted the following non-fundamental restrictions that may be changed by the Board of Directors, without shareholder approval:

1.

The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

2.	The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

3.

The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.

4.	The Fund will not invest for the purpose of exercising control or management of any company.

5.

The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund.

Each Fund may make additional commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should a Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

The investments and strategies described above are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may assume temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, including cash and cash equivalents.  A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. The Funds cannot guarantee that they will achieve their investment goal when adopting a temporary defensive investment position.

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PORTFOLIO TURNOVER

Each Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period.  A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period.  Portfolio turnover rates will vary from year to year, depending on market conditions.  Increased portfolio turnover may result in greater brokerage commissions.

For the fiscal periods ended September 30, 2008 and September 30, 2007, the portfolio turnover rate of each Fund was:

•                  17.27% and 29.60%, respectively, for Small Cap Value Fund (for the period ended September 30, 2008) and KEELEY Small Cap Value Fund, Inc. (the predecessor to Small Cap Value Fund) (for the period ended September 30, 2007);

•                  10.57% and 0.91%, respectively, for Small-Mid Cap Value Fund (the turnover for the period ended September 30, 2007 is not annualized and relates to the period August 15, 2007 to September 30, 2007);

•                  28.96% and 57.71%, respectively, for Mid Cap Value Fund; and

•                  27.71% and 45.71%, respectively, for All Cap Value Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted a policy that they will disclose publicly Fund portfolio holdings (other than to rating agencies and third party service providers) only when that information is filed with the Securities and Exchange Commission (“SEC”) or sent to shareholders pursuant to annual, semi-annual or quarterly reports.  In most cases, this information will be filed with the SEC sixty days after the date of public disclosure.  Information may be sent to shareholders earlier than sixty days after its date, but in such cases, the information will be sent to all shareholders at the same time.  Each Fund discloses holdings on a monthly basis to certain rating and ranking organizations, including:  Standard & Poor’s, Bloomberg, Thomson Financial, Lipper and Morningstar.  Each Fund discloses its holdings on a quarterly basis to Vickers.  The Funds have no special agreements with the rating and ranking organizations that require they keep the information provided to them confidential or that impose restrictions on them with respect to trading based on the disclosure of such information.  No information is released until it is at least 15 days old and all information is sent to all parties at the same time.  Each Fund may disclose portfolio information to the Fund’s third-party service providers, without lag, as part of the Fund’s normal investment activities.  Third-party service providers receive portfolio holdings information more frequently than this information is filed with the SEC or sent to shareholders, when there is a legitimate business purpose for such disclosure.  These third-party service providers include U.S. Bancorp Fund Services, LLC, the Funds’ administrator, transfer agent, and fund accountant; U.S. Bank N.A., the Funds’ custodian; the Funds’ pricing service, IDC; the Funds’ independent registered public accountant, PricewaterhouseCoopers, LLP, and the Funds’ counsel, Bell, Boyd & Lloyd LLP.  The Funds’ contracts with the administrator, transfer agent, fund accountant, and custodian include provisions that require they treat all information that they receive from each Fund as confidential, not use that information for any purpose other than to perform their obligations under their contracts with the Funds, and not disclose that information to any third-party without written authorization from each Fund or pursuant to court order.

The Funds’ Chief Compliance Officer (“CCO”) reviews the policies and procedures of the Funds’ third-party service providers to ensure that their policies and procedures restrict trading based on information they receive from clients, and provide for confidential handling of client information.  Under the Corporation’s policies, no one has authority to make any other disclosure of portfolio information.  Officers and directors of the Corporation and the Adviser, and officers of the Distributor who are also officers of the Corporation or the Adviser of necessity have access to information about a Fund and its investments, including its portfolio holdings, but the Corporation and the Funds’ Adviser and Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information.  The Corporation’s code of ethics also prohibits access persons (who include officers and directors of the Corporation) from buying and selling securities which a Fund is buying or selling or considering buying or

9

selling, except with the prior approval of the President of the Corporation or his designee (or in the case of his trades, another officer designated by the Board).

Personal trading information is compiled and reviewed monthly by the CCO and/or his designee.  It is against the policy of the Corporation for the Corporation or its Adviser to receive compensation for the disclosure of portfolio holdings information.  The portfolio holdings disclosure policy of the Corporation has been approved by the Funds’ Board of Directors and, under the Corporation’s procedures, may only be changed with Board approval.

MANAGEMENT OF THE FUNDS

GENERAL

The Corporation’s Board of Directors has overall management responsibility for the Corporation and the Funds.  Corporation officers and the administrator are responsible for the day-to-day operations of the Funds.  The Adviser is responsible for investment management of the Funds under the Investment Advisory Agreement.  The Corporation, the Adviser and the Distributor each have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act.  Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

The Committee of Independent Directors (the “Committee”) oversees (i) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the Funds and the independent audits thereof; and (iii) the independence and effective functioning of the Board.  In addition, the Committee acts as liaison between the Corporation’s independent registered public accountants and the full Board, pre-approves the scope of the audit and non-audit services the Corporation’s independent registered public accountants provide to the Corporation and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Funds, as well as any Rule 12b-1 plan of the Funds and any related agreement.  The Committee met five times during the fiscal year ended September 30, 2008.

On July 10, 2008 the Board of Directors established an Executive Committee of the Board.  The Executive Committee has the authority to take actions on behalf of the Board in between Board meetings, with such actions being subject to the ratification of the full Board at the next scheduled meeting.  Messrs. J. Keeley Jr., Klingenberger and Fitzgerald serve as members of the Executive Committee until the election and qualification of their successors.  The Executive Committee did not meet during the fiscal year ended September 30, 2008.

DIRECTORS AND OFFICERS

The names of the Directors and officers of the Funds, the date each was first elected or appointed to office, and their principal business activities during the past five years and other directorships they hold, are shown below:

Name and Age as of December 31, 2008	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Independent Directors*

Jerome J. Klingenberger(2) Age: 53	Chairman and Director	Chairman since 2006; Director since1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (electronic components and control systems)	4	None

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Name and Age as of December 31, 2008	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex

Walter D. Fitzgerald Age: 68	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	4	None

John G. Kyle(2) Age: 67	Director	Director since 1993	Owner and operator of Shell Oil Services Stations and Gasoline Distributor	4	None

John F. Lesch(2) Age: 68	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	4	None

Sean Lowry(2) Age: 55	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	4	None

Elwood P. Walmsley(2) Age: 68	Director	Director since 1999	Owner of Lakeside Manor Rentals, LLC, since 2002 and Director of Sales for H.B. Taylor Company (food ingredients), since 2003	4	None

Interested Director and Officer*

John L. Keeley, Jr.(2)(3)(4) Age: 68	Director and President	Director and President since 1993	Director, President and Treasurer of Keeley Investment Corp., Director and President of Keeley Asset Management Corp., President and Director of KEELEY Small Cap Value Fund, Inc., from 1993 to 2007, and KEELEY Funds, Inc., since 2005 and Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.)	4	Director of Marquette National Corp., Trustee of Loyola University Health System

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Name and Age as of December 31, 2008	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers*

Robert Becker(2) Age: 66	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.

John L. Keeley, III(2)(4) Age: 47	Vice President	Vice President since 2005

Senior Vice President of Keeley Asset Management Corp., Vice President of Keeley Investment Corp., Vice President of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007, and KEELEY Funds, Inc. since 2005

Robert M. Kurinsky(2) Age: 36	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008

Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Secretary of KEELEY Funds, Inc. since 2006; Secretary from 2006 to 2007 and Treasurer during 2007 of KEELEY Small Cap Value Fund, Inc.; Treasurer of KEELEY Funds, Inc. since 2007; Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006

Guy F. Talarico Age: 53	Chief Compliance Officer	Chief Compliance Officer since 2004

Chief Executive Officer of ALARIC Compliance Services, LLC since 2005; Co-Chief Executive Officer of EOS Compliance Services, LLC from 2004 to 2005; Senior Director of Investors Bank & Trust Institutional Custody Division from 2001 to 2004; Chief Compliance Officer of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007 and KEELEY Funds, Inc. since 2005.

Mark Zahorik(2) Age: 46	Vice President	Vice President since 1997

Senior Vice President of Keeley Asset Management Corp., General Partner of KAMCO Thrift Partners, L.P., Vice President of Keeley Investment Corp., KEELEY Small Cap Value Fund, Inc. from 1997 to 2007 and KEELEY Funds, Inc. since 2005

*	The business address of the Directors and Officers listed above is the address of the Corporation: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Corporation’s principal

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underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.

(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.
(4)	John L. Keeley, III is John L. Keeley, Jr.’s son.

As of December 31, 2008, the Directors and officers beneficially owned in the aggregate 0.53% of the outstanding shares of Small Cap Value Fund, 21.92% of the outstanding shares of Small-Mid Cap Value Fund, 15.00% of the outstanding shares of Mid Cap Value Fund, and 15.03% of the outstanding shares of All Cap Value Fund.

As of December 31, 2008, the dollar range of equity securities owned beneficially by each Director was as follows:

Name of Director	Dollar Range of Equity Securities in Small Cap Value Fund	Dollar Range of Equity Securities in Small- Mid Cap Value Fund	Dollar Range of Equity Securities in Mid Cap Value Fund	Dollar Range of Equity Securities in All Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John L. Keeley, Jr.	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John F. Lesch	Over $100,000	None	$10,001 – 50,000	$10,001 – 50,000	Over $100,000
John G. Kyle	Over $100,000	None	Over $100,000	$50,001 – 100,000	Over $100,000
Elwood P. Walmsley	Over $100,000	$1 – 10,000	$10,001 – 50,000	$1 – 10,000	Over $100,000
Jerome J. Klingenberger	Over $100,000	$50,001 – 100,000	Over $100,000	$50,001 – 100,000	Over $100,000
Sean Lowry	Over $100,000	$10,001 – 50,000	Over $100,000	Over $100,000	Over $100,000
Walter D. Fitzgerald	$50,001 – 100,000	$1 – 10,000	$1 – 10,000	$10,001 – 50,000	$50,001 – 100,000

With the exception of the CCO, the Officers are “interested persons” of the Funds and are also Officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation from those companies.  They do not receive any compensation from the Funds.  The CCO has a contractual agreement with the Corporation, whereby the Corporation compensates the CCO $14,163 monthly.  This fee is allocated among the Funds based on their relative net assets.

Each “non-interested” Fund Director receives $2,500 from the Corporation for each meeting that he or she attends in person, $1,500 for each meeting that he or she attends telephonically and an annual retainer of $50,000.  The Chairman receives an additional fee equal to 40% of the Directors’ annual retainer and per meeting fee from the Corporation.  Regular Board meetings are held quarterly.  For the fiscal year ended September 30, 2008, the Corporation paid Directors’ fees totaling $417,700. Directors do not receive any pension or retirement plan benefits from the Corporation.

The table below shows the compensation which each Fund paid to each Director for the fiscal year ended September 30, 2008. The Corporation does not expect to pay any Officer more than $60,000 in its current fiscal period.  The only officer who will receive any compensation from the Corporation exceeding $60,000 is the CCO, Guy Talarico.  For the year ended September 30, 2008, the CCO received $166,650 from the Corporation.  The CCO does not receive any pension or retirement benefits accrued as part of fund expenses.

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Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors
John L. Keeley, Jr., Director	None	None	None	None
John F. Lesch, Director	$65,500	None	None	$65,500
John G. Kyle, Director	$63,000	None	None	$63,000
Elwood P. Walmsley, Director	$65,500	None	None	$65,500
Jerome J. Klingenberger, Chairman and Director	$92,700	None	None	$92,700
Sean Lowry, Director	$65,500	None	None	$65,500
Walter D Fitzgerald, Director	$65,500	None	None	$65,500

Officers and Directors of the Funds do not pay sales loads on purchases of Funds shares.  The Corporation believes the waiver of sales loads for those people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it keep them advised of Funds’ activity or performance.  In addition, the Corporation believes that the waiver of sales load will encourage their ownership of the Funds’ shares, which the Corporation believes is desirable.

INVESTMENT ADVISER

Keeley Asset Management Corp., 401 S. LaSalle Street, Chicago, IL  60605, the Funds’ investment adviser (the “Adviser”), was organized in the State of Illinois on December 28, 1981.  John L. Keeley, Jr. owns a controlling interest in Joley Corp., which is the parent company of the Adviser and is thereby deemed to “control” the Adviser.  On July 21, 2008, Joley Corp. completed a minority leveraged recapitalization with TA Associates. There was no change of control at Joley Corp. or any of its affiliates, including the Adviser, as a result of this transaction.

The investment advisory agreement between the Corporation and the Adviser dated April 7, 2005, as amended (the “Advisory Agreement”), had an initial term of two years and thereafter must be approved annually by the Board of Directors of the Corporation or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal also must be approved by the vote of a majority of the Corporation’s directors who are not interested persons of the Corporation, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, the Adviser is responsible for administering each Fund’s affairs and supervising the investment programs and must do so in accordance with applicable laws and regulations.  The Adviser also furnishes the Board of Directors with periodic reports on each Fund’s investment performance.  The Advisory Agreement also provides that the Adviser shall not be liable to any Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross

14

negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement.

For its services as investment adviser of the Small Cap Value Fund, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $1 billion	1.00%
$1 billion to under $6 billion	0.90%
$6 billion to under $8 billion	0.80%
$8 billion to under $10 billion	0.70%
$10 billion and over	0.60%

For its services as investment adviser of the Small-Mid Cap Value, Mid Cap Value and All Cap Value Funds, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $350 million	1.00%
Between $350 million and $700 million	0.90%
More than $700 million	0.80%

For the purpose of calculating the advisory fee, the net assets of the Funds will not be considered in the aggregate.  The Adviser has contractually agreed to waive a portion of its management fee or reimburse Small-Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for each Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares.  The waivers are in effect through September 30, 2010.  For the fiscal years ended September 30, 2008, 2007, and 2006, the Adviser earned $57,320,621, $39,483,939 and $16,994,526, respectively, in investment advisory fees from the Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. (the predecessor to Small Cap Value Fund).  For the fiscal periods ended September 30, 2008 and 2007, the Adviser earned $112,360 and $5,129, respectively, from the Small-Mid Cap Value Fund.  For the fiscal periods ended September 30, 2008, 2007, and 2006, the Adviser earned $1,304,612, $726,845, and $382,304, respectively, in investment advisory fees from the Mid Cap Value Fund and $1,065,520, $411,494, and $28,660, respectively, in investment advisory fees from the All Cap Value Fund.

Pursuant to an expense cap reimbursement agreement, for the fiscal years ended September 30, 2008, 2007, and 2006 the Adviser reimbursed the following amounts to the Funds:

•	Small-Mid Cap Value Fund: $64,994 and $52,579, respectively, for the fiscal years ended September 30, 2008 and 2007;

•	Mid Cap Value Fund: $80,245, $9,126 and $123,634, respectively, for the fiscal years ended September 30, 2008, 2007, and 2006;

•	All Cap Value Fund: $73,176, $49,240 and $65,150, respectively, for the fiscal years ended September 30, 2008, 2007, and 2006.

At a Board meeting held on November 4, 2008, the Board of Directors, including a majority of the Independent Directors, approved the continuation of the Advisory Agreement for one additional year expiring November 6, 2009.  A discussion regarding the basis of the approval of the Advisory Agreement as well as the material factors considered by the Board will be available in the Funds’ semi-annual report to shareholders dated March 31, 2009.

PORTFOLIO MANAGER

John L. Keeley, Jr. is the portfolio manager of the Funds.  In addition, Mr. Keeley acts as portfolio manager for approximately 2,070 other individual accounts which had assets of $2.5 billion as of September 30, 2008. Included in those individual accounts are five pooled investment vehicles which had assets of $87.4 million. Four of the pooled investment vehicles, which had assets of $76.9 million as of September 30, 2008, provide for a performance-based fee.

The Funds use the same investment strategy, but focus on different issuers:

•	Small Cap Value Fund concentrates on small cap stocks;

15

•	Small-Mid Cap Value Fund concentrates on small and mid-cap stocks;

•	Mid Cap Value Fund concentrates on mid-cap stocks; and

•	All Cap Value Fund does not have a size limitation or focus, and is expected to invest in stocks of all size issuers.

A conflict will arise if the portfolio manager decides to sell a security that any of the Funds holds or to purchase a security for a Fund at the same time that such security is to be purchased or sold by a Fund, other pooled investment vehicles and other individual accounts and there is not sufficient trading volume to permit the fill of all of the orders at the same time without affecting the price. Such action could have an effect on the price of the securities, and could potentially result in a Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only that Fund were purchasing or selling that security. Historically, when a Fund and any of those other accounts purchased or sold the same security on the same day, the Funds received the best price or the same price, and if possible the transactions were averaged.  Now that the portfolio manager is managing the portfolios of all four of these registered investment companies, if the Funds buy or sell the same security on the same day, the prices will be averaged and each will receive the same price.  If it is not possible to fill all of the orders for the same security for each of the Funds and the other accounts managed by the Adviser, the securities purchased or sold will be allocated among the purchasers or sellers proportionate to the number of shares that each requested to purchase or sell.

Mr. Keeley does not receive any compensation specifically for acting as portfolio manager of the Funds.  However, as the controlling shareholder of Joley Corp., the parent company of the Adviser, he has the benefit of receiving the majority of the management fees paid by the Funds to the Adviser, after payment by the Adviser of all of its expenses.

As of December 31, 2008, Mr. Keeley beneficially owned over $500,000 in each of the Funds.

ADMINISTRATION SERVICES

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Administrator”), 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, is the Funds’ administrator. The Administrator assists in preparing and filing the Funds’ federal and state tax returns and required tax filings (other than those required to be made by the Funds’ custodian or transfer agent); participates in the preparation of the Funds’ registration statement, proxy statements and reports; prepares state securities law compliance filings; oversees the Funds’ fidelity insurance relationships; compiles data for and prepares notices to the SEC; prepares the Funds’ annual and semi-annual reports to the SEC and current shareholders; monitors the Funds’ expense accounts, the Funds’ status as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds’ arrangements with respect to services provided pursuant to the Funds’ Distribution Plan, compliance with each Fund’s investment policies and restrictions; and generally assists in the Funds’ administrative operations.

The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SECURITIES LENDING AGENT

FUND ACCOUNTANT

U.S. Bancorp also acts as the fund accountant for the Funds. U.S. Bancorp’s services include: maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for each Fund’s expenses; accounting for fund share purchases, sales,

16

exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Funds; determining net asset values of each Fund; calculating net asset value per share and maintaining tax accounting records for the investment portfolio.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian for the Funds. The Custodian is responsible for: holding all securities and cash of the Funds; receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making all payments covering expenses of the Funds; and performing other administrative duties, all as directed by authorized persons of the Funds. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp acts as the Transfer and Dividend Disbursing Agent for the Funds. U.S. Bancorp’s services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Funds and with the approval of the Board of Directors.

U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with each Fund and monitors the total number of shares sold in each state.

SECURITIES LENDING AGENT

U.S. Bank National Association (“U.S. Bank”) is the Funds’ securities lending agent.  In its capacity as securities lending agent, U.S. Bank, among other things: enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Funds and invests the cash collateral in accordance with the instructions received by the Adviser.

NET ASSET VALUE

For purposes of computing the net asset value of a share of a Fund (the “NAV”), securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or if there are no reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

A Fund’s NAV will not be determined on any day on which the New York Stock Exchange (“NYSE”) is not open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Funds must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during

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any 90 day period for any one shareholder. Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

PURCHASES AND REDEMPTION OF SHARES

For information on purchase and redemption of shares, see “How to buy, sell and exchange shares” in the Funds’ Prospectus. Each Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the NYSE is closed other than customary weekend and holiday closing or during which trading on the NYSE is restricted; (ii) when the Securities and Exchange Commission (the “SEC”) determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (iii) as the SEC may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

SALES AT NET ASSET VALUE

CLASS A SHARES

Only certain sales of Class A Shares are made at NAV, meaning they are not subject to a sales charge.  This is because certain investor and intermediary transactions involve little or no expense.  The investors who may be able to purchase Class A shares without paying an initial sales charge generally are as follows:

•      Certain trustees, directors, employees and affiliates of the Adviser;

•      Certain financial intermediary personnel;

•      Certain tax-exempt entities;

•      Certain financial institutions, including banks, brokers or insurance companies;

•      Clients of the Adviser or other registered investment advisers charging periodic or asset-based fees.

Furthermore, reinvestment of dividends or distributions or the exchanges of shares of one Fund for another (including the Prime Obligations Fund) are not subject to a sales charge.  The minimum initial investment for Class A Shares is $2,500, and the minimum for additional investments is $50, each are subject to change at any time.  The Distributor may waive the sales charge in certain other limited instances where it perceives there to be little or no expense associated with the share purchase.

Please check with the Distributor whether you qualify for investment in Class A Shares at NAV.

CLASS I SHARES

All sales of Class I Shares are made at NAV, meaning they are not subject to a sales charge.  In addition, Class I Shares are not subject to the 12b-1 Plan, which results in a lower overall expense ratio than Class A Shares.  The minimum initial investment for Class I Shares is $1.0 million, and the minimum for additional investments is $10,000 and is subject to change at any time.  The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Please check with the Distributor whether you qualify for investment in Class I Shares.

EXCHANGE PRIVILEGE

Investors may exchange some or all of their Fund shares between identically registered accounts of other Funds or for shares of First American Prime Obligations Fund (the “Prime Obligations Fund”). The minimum exchange amount between the Funds is $250. The minimum exchange amount between any of the Funds and shares in the Prime Obligations Fund is described in the Prime Obligation Fund’s prospectus.  For exchange purposes, Class A Shares may only be exchanged for Class I Shares if an investor meets the $1.0 million investment minimum for Class I Shares. An investor is limited to four exchanges in each 12 month period. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering or recommendation on

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the part of the Funds or the Adviser of an investment in the Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectuses of the Prime Obligations Fund before exercising the exchange privilege. The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.002% of the average daily net asset value of the shares for which it is the holder or dealer of record.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Prime Obligations Fund or the Funds, or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of a Fund. The exchange privilege may be terminated by any Fund at any time.

For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”) the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

Each Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), and 90% of its net tax-exempt interest income in each year.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders.  A Fund may retain for investment its net capital gain.  However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as

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long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax.  To prevent application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income.  Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income.  Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders, and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of a Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares, except as noted below.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Such dividends may qualify for the Dividends Received Deduction and the reduced rate of taxation that applies to “qualified dividend income” received by individuals under Section 1(h)(11) of the Code.  For taxable years beginning before January 1, 2011, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%.  Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria.  The Funds generally can pass the tax treatment of qualified dividend income they receive through to Fund shareholders.  For a Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks).  In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.  The same provisions, including the holding period requirements, apply to each shareholder’s investment in a Fund.  For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital

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gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.  Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the investment date.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

For a description of the Funds’ distribution policies, see “Distributions and Taxes” in the Funds’ Prospectus.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of a Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares.  Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.  The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning before January 1, 2011.  Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND’S INVESTMENTS

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the Dividends Received Deduction, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code.

The Fund may make certain tax elections in order to mitigate the effect of these provisions.  The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

A Fund’s transactions in options and futures contracts, if any, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its

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portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

NON-U.S. TAXES

Since the Funds may invest in non-U.S. securities, their income from such securities may be subject to non-U.S. taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

PASSIVE FOREIGN INVESTMENT COMPANY

If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the nondeductible 4% excise tax (described above).  Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments.  In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash.  Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax.  Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions.  Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.  The Secretary of the

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Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Funds may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service.  To the extent the tax treatment of such securities or income differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions.  Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

DISTRIBUTION OF SHARES

Keeley Investment Corp. (the “Distributor”), 401 S. LaSalle Street, Chicago, IL  60605, acts as the principal underwriter for the Funds under an Underwriting Agreement between the Corporation and the Distributor. The Distributor is a registered broker-dealer under the Securities Act of 1934, member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Securities Investor Protection Corporation (“SIPC”), and an affiliate of the Adviser.

The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Funds on a continuous basis and will receive commissions on such sales as described in the Prospectus under “How Shares are Priced.” The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Funds. A portion of these costs may be reimbursed by a Fund pursuant to the Fund’s Distribution Plan (the “Plan”) described below. The Distributor may receive brokerage commissions for executing

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portfolio transactions for a Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fees received from each Fund. For the years ended September 30, 2008, 2007, and 2006, the Distributor received the following underwriting commissions:

Year	Front End Sales Charge	Redemption Charges	Total
2008	$1,798,467	None	$1,798,467
2007(1)	1,888,148	None	1,888,148	(1)
2006(1)	1,884,910	None	1,884,910	(1)

(1)   These amounts include fees paid by KEELEY Small Cap Value Fund, Inc., the predecessor to Small Cap Value Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN

For Class A Shares, the Corporation has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan was adopted anticipating that the Funds will benefit from the Plan through increased future sales of shares of the Funds eventually reducing the Funds’ expense ratio and providing an asset size that will allow the Adviser greater flexibility in management. For any Fund, the Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

Pursuant to the Plan, each Fund will pay directly or reimburse the Distributor a 12b-l distribution and other fee equal to the amounts specified in the Funds’ combined Prospectus.  These fees will be used to pay distribution expenses directly or shall reimburse the Distributor for costs and expenses incurred in connection with distributing and marketing shares of each Fund.  Such distribution costs and expenses may include (i) advertising by radio, television, newspapers, magazine, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees and agents of the Distributor, including salary or a portion thereof, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationships with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other material to be given or sent to prospective investors, and (v) such other similar services as the Board of Directors of the Corporation determines to be reasonably calculated to result in the sale of shares of each Fund.

While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Corporation will be committed to the discretion of the Directors of the Corporation who are not interested persons of a Fund.  The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

For the year ended September 30, 2008 the Distributor received $950,159 under the Plan from Small Cap Value Fund.  During the same period Small Cap Value Fund paid an additional $14,500,363 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2008 the Distributor received $12,429 under the Plan from Small-Mid Cap Value Fund. During the same period Small-Mid Cap Value Fund paid an additional $9,380 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2008 the Distributor received $65,717 under the Plan from Mid Cap Value Fund. During the same periods Mid Cap Value Fund paid an additional $255,181 pursuant to the Plan, all of which represented compensation to dealers.

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For the fiscal year ended September 30, 2008 the Distributor received $57,823 under the Plan from All Cap Value Fund. During the same period All Cap Value Fund paid an additional $178,457 pursuant to the Plan, all of which represented compensation to dealers.

Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund’s average daily net assets) are paid to the Distributor in connection with its services as distributor.  Payments, if any, are made monthly and are based on reports submitted by the Distributor to each Fund which sets forth all amounts expended by the Distributor pursuant to the Plan.  Under no circumstances will a Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the FINRA limitations on asset based compensation described below.

The FINRA has rules that may limit the extent to which a Fund may make payments under the Plan. Although the FINRA’s rules do not apply to the Funds directly, the rules apply to members of the FINRA such as the Distributor and prohibit them from offering or selling shares of a Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the FINRA’s limitations.

The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap.  The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of a Fund’s so-called “remaining amount.” The remaining amount is the amount to which a Fund’s total sales charges are subject for purposes of ensuring compliance with the FINRA limits. The Fund’s remaining amount is generally calculated by multiplying the Fund’s new sales by its appropriate FINRA maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund’s sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund’s remaining amount increases with new sales of the Fund (because the Fund’s front-end sales charge is less than the applicable FINRA maximum) and decreases as the 12b-1 charges are accrued. The FINRA rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If a Fund’s remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund’s remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

SHAREHOLDER SERVICING ARRANGEMENTS

The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”).  Under the Shareholder Servicing Agreement, the Corporation pays the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund.  The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.  For the fiscal year ended September 30, 2008 the Distributor did not receive any payment under the Shareholder Servicing Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

The Adviser has discretion to select brokers and dealers to execute portfolio transactions on behalf of the Funds and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for each Fund. When executing

25

transactions for a given Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. The Adviser may select the Distributor to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere. The Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker-dealers (including the Distributor) who have sold shares of a Fund, but any such allocation will be based on price and execution, and not the sale of a Fund shares.  In accordance with the provisions of Rule 12b-1(h), each Fund has implemented and the Board of Directors of the Funds has approved policies and procedures reasonably designed to prevent the use of brokerage on Fund securities transactions to promote or sell shares of a Fund.

BROKERAGE

In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine a Fund’s asset value, and other information provided to each Fund or the Adviser. The Adviser is also authorized to cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds’ investment portfolios. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by each Fund. However, the Board of Directors recognizes that it is important that the Adviser, in performing its responsibilities for the Funds, continues to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions.  The Adviser believes that it is in the interest of the Funds to consider the value of the information received for use in advising the Funds when compensating brokers for their services. The extent to which such information may reduce the expenses of the Adviser’s management services to the Funds is not determinable. In addition, the Board of Directors understands that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for each Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each. There may be circumstances under which, if orders are not placed with or through the same broker or executed in the same market, such allocation will not be possible. In those cases, each client will receive the price

26

on its individual order, and a Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser for other clients.

For the years ended September 30, 2008, 2007, and 2006, Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. (the predecessor to Small Cap Value Fund) paid to brokers, other than the Distributor, brokerage commissions totaling $651,555, $690,733, and $538,650, respectively, on transactions having a total market value of $354,560,890, $416,547,802, and $223,170,586, respectively. For the years ended September 30, 2008, 2007, and 2006, Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. paid the Distributor brokerage commissions of $8,692,775, $8,134,046, and $4,984,751, respectively, on transactions involving the payment of commissions having a total market value of $3,719,036,577, $4,078,704,580, and $2,007,165,482, respectively. Of the brokerage commissions paid by Small Cap Value Fund and its predecessor, KEELEY Small Cap Value Fund, Inc., for the years ended September 30, 2008, 2007, and 2006, 93.0%, 92.2%, and 90.3%, respectively, were paid to the Distributor in connection with transactions involving securities having a market value equal to 91.3%, 90.7%, and 90.0%, respectively, of the total market value of securities on which Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. paid commissions.  The above commissions do not include commissions paid on those transactions when Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2008, Small Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal periods ended September 30, 2008 and 2007, Small-Mid Cap Value Fund paid brokerage commissions to brokers, other than the Distributor brokerage commissions totaling $300 and $0, respectively, on transactions having a total market value of $109,439 and $0, respectively.  For the fiscal period ended September 30, 2008 and 2007, Small-Mid Cap Value Fund paid the Distributor brokerage commissions of $43,438 and $7,228, respectively, on transactions involving the payment of commissions having a total market value of $19,085,278 and $4,408,993.  Of the brokerage commissions paid by Small-Mid Cap Value Fund for the fiscal period ended September 30, 2008 and 2007, 99.3% and 100%, respectively, was paid to the Distributor in connection with transactions involving securities with a market value equal to 99.4% and 100%, respectively, of the total market value of securities on which Small-Mid Cap Value Fund paid commissions.  The above commissions do not include commissions paid on those transactions when Small-Mid Cap Value Fund purchases securities directly from FINRA marketmakers on a principal basis.  During the fiscal period ended September 30, 2008, Small-Mid Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2008, 2007, and 2006, Mid Cap Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $125, $350, and $550, respectively, on transactions having a total market value of $127,025, $374,156, and $156,755, respectively. For the fiscal years ended September 30, 2008, 2007, and 2006, Mid Cap Value Fund paid the Distributor brokerage commissions of $231,544, $215,516, and $141,215, respectively, on transactions involving the payment of commissions having a total market value of $126,985,962, $116,306,660, and $88,730,254, respectively. Of the brokerage commissions paid by Mid Cap Value Fund for the fiscal years ended September 30, 2008, 2007, and 2006, 99.9%, 99.8%, and 99.6%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 99.9%, 99.7%, and 99.8%, respectively, of the total market value of securities on which Mid Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Mid Cap Value Fund purchases securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2008, Mid Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2008, 2007, and 2006, All Cap Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $375, $3,525, and $315, respectively, on transactions having a total market value of $189,118, $728,541, and $107,045, respectively. For the fiscal years ended September 30, 2008, 2007, and 2006, All Cap Value Fund paid the Distributor brokerage commissions of $282,646, $181,811, and $28,341, respectively, on transactions involving the payment of commissions having a total market value of $113,215,014, $85,092,966 and $18,389,864, respectively. Of the brokerage commissions paid by the Fund for the fiscal years ended September 30, 2008, 2007, and 2006, 99.9%, 98.1%, and 98.9%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 99.8%, 99.2%, and 99.4%, respectively, of the total market value of securities on which All Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when All Cap Value Fund purchases

27

securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2008, All Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For the purpose of this SAI “control” means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

As of December 31, 2008, Mr. John L. Keeley, Jr. owned:

•	1,282,114 shares in the Small Cap Value Fund, representing 0.48% of the issued and outstanding shares of common stock of the Fund;

•	729,871 shares in the Small-Mid Cap Value Fund, representing 21.15% of the issued and outstanding shares of common stock of the Fund;

•	1,475,186 shares in the Mid Cap Value Fund, representing 14.15% of the issued and outstanding shares of common stock of the Fund; and

•	1,354,423 shares in the All Cap Value Fund, representing 14.04% of the issued and outstanding shares of common stock of the Fund.

As of December 31, 2008, the following persons held of record more than 5% of the outstanding shares of the Funds:

Name and Address	Fund	Percentage of Outstanding Shares Held
National Financial Services Corp.	Small Cap Value Fund – Class A	19.78%
One World Financial Center	Small Cap Value Fund – Class I	17.31%
New York, NY 10281	Mid Cap Value Fund – Class A	29.99%
	Mid Cap Value Fund – Class I	83.87%
	All Cap Value Fund – Class A	31.87%
	All Cap Value Fund – Class I	44.13%
	Small-Mid Cap Value Fund – Class A	28.65%
	Small-Mid Cap Value Fund – Class I	81.97%

Pershing LLC	Small Cap Value Fund – Class A	12.32%
PO Box 2052	Mid Cap Value Fund – Class A	11.57%
Jersey City, NJ 07303-2052	All Cap Value Fund – Class A	15.38%
	Small-Mid Cap Value Fund – Class A	26.28%

Charles Schwab & Co.	Small Cap Value Fund – Class A	16.48%
101 Montgomery	Small Cap Value Fund – Class I	28.48%
San Francisco, CA 94104-4151	All Cap Value Fund – Class A	8.02%
	All Cap Value Fund – Class I	29.56%
	Small-Mid Cap Value Fund – Class A	5.79%

Raymond James & Associates Inc.	Small-Mid Cap Value Fund – Class I	11.54%
10 E. Baltimore St., Ste 1101
Baltimore, MD 21202

Wells Fargo Investments LLC	Small Cap Value Fund – Class I	8.51%
625 Marquette Ave., 12th Floor	Small-Mid Cap Value Fund – Class A	7.78%
Minneapolis, MN 55402-2308

Robert W. Baird & Co. Inc.	Small Cap Value Fund – Class I	7.71%
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Pearl Total Refund Fund	Mid Cap Value Fund – Class I	14.95%
PO Box 209
Muscatine, IA 52761

A.G. Edwards	Mid Cap Value Fund – Class A	5.82%
One North Jefferson
Saint Louis, MO 63103

LPL Financial Services	Small-Mid Cap Value Fund – Class A	10.35%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

TD Ameritrade Inc.	Mid Cap Value Fund – Class A	5.13%
4211 South 102nd Street
Omaha, NE 68127-1123

PROXY VOTING

As the beneficial owner of Funds securities, the Corporation, through its Board of Directors, has the right and the obligation to vote the Funds’ portfolio securities. The Board of Directors has delegated the voting power for

28

the Funds’ securities to its investment adviser. The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Funds. Those policies and procedures will govern each Fund’s voting of portfolio securities, except to the extent varied by a Fund’s Policies and Procedures, in which case that Fund’s policies and procedures will govern.

The Corporation’s proxy voting Policies and Procedures are based on the following assumptions:

•	Voting rights have economic value.
•	There is a duty to cast an informed vote.
•	Funds securities must be voted in a way that benefits each Fund and its shareholders solely.

The following is a summary of the manner in which the Corporation would normally expect to vote on certain matters that typically are included in the proxies that each Fund receives each year; however, each proxy needs to be considered separately and the Corporation’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

1)	The Corporation will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

2)

The Corporation will rely upon the Adviser’s analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

3)	The Corporation will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

4)

On matters relating to social and political responsibility, unless in the Adviser’s judgment a vote in one direction or the other is likely to have a material effect on the market value of a Fund securities, the Fund will abstain.

All other issues brought forth will be reviewed by the Adviser on a case by case basis with the sole aim of enhancing the value of each Fund assets.

Although the Adviser does not anticipate that proxy voting generally will present a conflict of interest between a Fund on the one hand and the person exercising the vote (the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor), the Adviser recognizes that it is possible that a conflict of interest could arise. If the Adviser identifies a situation that it believes presents a conflict of interest, and if that situation requires a vote on a specific matter (e.g. an anti-takeover matter), as set forth above, then the proxy will be voted in accordance with the predetermined policy without regard to the conflict.  If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of a Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict; (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote); or (iii) the Adviser may retain an independent third party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

Every August the Corporation files with the Securities and Exchange Commission information regarding the voting by the Corporation of proxies for securities of the Fund for the 12-month period ending the preceding June 30th.  Shareholders are able to view such filings on the Commission’s website at http://www.sec.gov.

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Shareholders may also obtain a copy of the Proxy Voting Policies and the Corporation’s Fund proxy voting record for the most recent 12-month period ended June 30, by contacting the Corporation at 800-533-5344.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, audits and reports on each Fund’s annual financial statements, reviews each Fund’s income tax returns, and performs other professional accounting, auditing, tax services when engaged to do so by the Corporation.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The Articles of Incorporation do not require that the Corporation hold annual or regular shareholder meetings. Shareholder Meetings may be called by the Board of Directors and held at such times that the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

The Corporation’s By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of a Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Fund’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation with respect to a Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the “SEC”), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

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PART C

Item 23.	Exhibits

a.1.	Amended and Restated Articles of Incorporation dated June 9, 2005.(2)

a.2.	Amendment dated June 6, 2006 to the Articles of Incorporation, creating series Keeley All Cap Value Fund.(7)

a.3.	Certificate of Correction, dated August 13, 2007.(8)

a.4.	Articles of Amendment to the Articles of Incorporation dated December 20, 2007, designating Class A Shares of Keeley Mid Cap Value Fund and Keeley All Cap Value Fund.(9)

a.5.	Articles Supplementary to the Articles of Incorporation dated December 20, 2007, creating Keeley Small Cap Value Fund and designating Institutional Shares class.(9)

b.	By-laws.(1)

c.	None.

d.1.	Investment Advisory Agreement by and between Registrant and Keeley Asset Management Corp., dated February 14, 2006.(3)

d.2.	Investment Advisory Agreement by and between Registrant, on behalf of Keeley Small-Mid Cap Value Fund, and Keeley Asset Management Corp., dated August 15, 2007.(8)

d.3.	Investment Advisory Agreement by and between Registrant, on behalf of Keeley Small Cap Value Fund, and Keeley Asset Management Corp., dated December 31, 2007.(10)

d.4.	Amendment, dated January 9, 2009, to Investment Advisory Agreement by and between Registrant, on behalf of Keeley Small Cap Value Fund, and Keeley Asset Management Corp.

e.1.	Underwriting Agreement by and between Registrant and Keeley Investment Corp., dated April 7, 2005.(1)

e.2.	Amendment, dated February 14, 2006, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp., adding series Keeley All Cap Value Fund.(3)

e.3.	Second Amendment, dated August 15, 2007, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp., adding series Keeley Small-Mid Cap Value Fund.(8)

e.4.	Third Amendment, dated December 21, 2007, to Exhibit A to Underwriting Agreement by and between Registrant and Keeley Investment Corp., adding series Keeley Small Cap Value Fund.(10)

f.	None.

g.1.	Custody Agreement by and between Registrant and U.S. Bank, N.A., dated April 15, 2005.(1)

g.2.	Amendment dated August 1, 2005 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(7)

g.3.	Second Amendment dated April 10, 2006 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(7)

g.4.	Third Amendment dated October 1, 2006 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(7)

g.5.	Fourth Amendment dated August 15, 2007 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(8)

g.6.	Fifth Amendment dated December 21, 2007 to the Custody Agreement by and between Registrant and U.S. Bank, N.A.(10)

h.1.	Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)

h.2.	Amendment dated April 10, 2006 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.3.	Second Amendment dated October 1, 2006 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.4.	Third Amendment dated August 15, 2007 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(8)

h.5.	Fourth Amendment dated December 21, 2007 to the Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

h.6.	Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.(1)

h.7.	Amendment dated January 13, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.8.	Second Amendment dated April 10, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.9.	Third Amendment dated October 1, 2006 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(7)

h.10.	Fourth Amendment dated August 15, 2007 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(8)

h.11.	Fifth Amendment dated December 21, 2007 to the Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

h.12.	Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated as of October 1, 2006.(7)

h.13.	First Amendment dated as of August 15, 2007 to the Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(8)

h.14.	Second Amendment dated as of December 21, 2007 to Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC.(10)

h.15.	Expense Cap Reimbursement Agreement between Registrant, on behalf of Keeley Mid Cap Value Fund, and Keeley Asset Management Corp. dated April 7, 2005.(1)

h.16.	Amendment No. 1 dated as of September 30, 2006 to the Expense Cap Reimbursement Agreement between Registrant, on behalf of Keeley Mid Cap Value Fund, and Keeley Asset Management Corp.(8)

h.17.	Amendment No. 2 dated as of August 15, 2007 to the Expense Cap Reimbursement Agreement between Registrant, on behalf of Keeley Mid Cap Value Fund, and Keeley Asset Management Corp.(8)

h.18.	Amended and Restated Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley All Cap Value Fund, and Keeley Asset Management Corp. dated February 14, 2006.(4)

h.19.

Amendment No. 1 dated as of September 30, 2006 to the Amended and Restated Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley All Cap Value Fund, and Keeley Asset Management Corp.(8)

h.20.

Amendment No. 2 dated as of August 15, 2007 to the Amended and Restated Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley All Cap Value Fund, and Keeley Asset Management Corp.(8)

h.21.	Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley Small-Mid Cap Value Fund, and Keeley Asset Management Corp. dated August 15, 2007.(8)

h.22.

Expense Cap Reimbursement Agreement between Registrant, on behalf of the Keeley Mid Cap Value Fund and Keeley All Cap Value Fund for Class I Shares, and Keeley Asset Management Corp. dated December 18, 2007.(9)

h.23.	Expense Cap Reimbursement Agreement between Registrant and Keeley Asset Management Corp. dated January 16, 2008.(10)

h.24.	Shareholder Servicing Plan and “Form of” Shareholder Servicing Agreement (11)

i.	Consent of Venable.

j.	Consent of PricewaterhouseCoopers LLP.

k.	None.

l.	Subscription Agreement by and between John L. Keeley, Jr. and Registrant, dated April 7, 2005.(1)

m.	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and Keeley Investment Corp. dated November 6, 2007.(9)

n.	Multi-Class Plan pursuant to Rule 18f-3 of Registrant, on behalf of Keeley Small Cap Value Fund, adopted on May 17, 2007, as amended November 6, 2007.(9)

p.1.	Code of Ethics dated April 7, 2005, as amended December 6, 2007.(9)

q.	Powers of Attorney dated March 27, 2006.(3)

(1)	Incorporated by reference to Registrant’s previous filing of the Registration Statement filed on April 28, 2005.

(2)	Incorporated by reference to Registrant’s previous filing of pre-effective amendment no. 1 to the Registration Statement filed on June 22, 2005.

(3)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 2 to the Registration Statement filed on March 31, 2006.

(4)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 3 to the Registration Statement filed on June 14, 2006.

(5)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 5 to the Registration Statement filed on January 30, 2007.

(6)	Incorporated by reference to Keeley Small Cap Value Fund Inc.’s previous filing of post-effective amendment no. 9 to its Registration Statement filed on January 19, 2001.

(7)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 6 to the Registration Statement filed on June 1, 2007.

(8)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 7 to the Registration Statement filed on August 14, 2007.

(9)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 9 to the Registration Statement filed on December 21, 2007.

(10)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 10 to the Registration Statement filed on January 31, 2008.

(11)	Incorporated by reference to Registrant’s previous filing of post-effective amendment no. 11 to the Registration Statement filed on September 23, 2008.

Item 24.                 Persons Controlled by or Under Common Control with Registrant

The Registrant does not consider that there are any persons directly or indirectly controlled by, or under common control with, the Registrant within the meaning of this item.  The information in the Statement of Additional Information under the captions “Management of the Fund” and “Investment Adviser” is incorporated by reference.

Item 25.                 Indemnification

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Ten of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                 Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management of the Funds” is incorporated by reference.  Keeley Asset Management Corp. has not at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

Item 27.                 Principal Underwriter

(a)           Keeley Investment Corp. serves as the Fund’s Distributor.

(b)           The Directors and Officers of Keeley Investment Corp. are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
John L. Keeley, Jr.	Director, President and Treasurer	Director and President
Barbara G. Keeley	Director and Assistant Secretary	None
Mark T. Keeley	Senior Vice President	None
John L. Keeley, III	Vice President	Vice President
Kevin M. Keeley	Senior Vice President and Assistant Treasurer	None
Robert Kurinsky	Secretary, Treasurer, Chief Financial Officer and General Counsel	Treasurer, Secretary and Chief Legal Officer
Mark E. Zahorik	Vice President	Vice President
W. Terry Long	Vice President	None
Guy Talarico	Chief Compliance Officer	Chief Compliance Officer
Joseph McDermott	Chief Compliance Officer	None

* The principal address of each of the foregoing Directors and Officers is: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.

(c)           None.

Item 28.                 Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Investment Company Act of 1940, Section 31(a), et seq., and Rules thereunder will be maintained by Registrant at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605; at the Registrant’s Custodian, U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212; at the Registrant’s Transfer Agent and Accounting Services Agent, US Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, 53201; and at the

Registrant’s Administrator, U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Item 29.                 Management Services

Not applicable.

Item 30.                 Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on the 26th day of January, 2009.

KEELEY FUNDS, INC.

By:	/s/ John L. Keeley Jr.
John L. Keeley, Jr., President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title		Date

/s/ John G. Kyle*	Director	)
John G. Kyle		)
)
/s/ Walter D. Fitzgerald*	Director	)
Walter D. Fitzgerald		)
)
/s/ John F. Lesch*	Director	)
John F. Lesch		)	January 26, 2009
)
/s/ Elwood P. Walmsley*	Director	)
Elwood P. Walmsley		)
)
/s/ Jerome J. Klingenberger*	Director	)
Jerome J. Klingenberger		)
)
/s/ Sean W. Lowry*	Director	)
Sean W. Lowry		)
)
/s/ John L. Keeley, Jr.*	Director, Chief Executive	)
John L. Keeley, Jr.	Officer and Chief Financial	)
	Officer	)

*  John L. Keeley, Jr. signs this document pursuant to powers of attorney filed herewith.

By:	/s/ John L. Keeley, Jr.
John L. Keeley, Jr.

Index of Exhibits Filed with this Amendment

Exhibit
Number	Exhibit

d.4.	Amendment, dated January 9, 2009, to Investment Advisory Agreement by and between Registrant, on behalf of Keeley Small Cap Value Fund, and Keeley Asset Management Corp.

i.	Consent of Venable.

j.	Consent of PricewaterhouseCoopers LLP.